                                                                   Exhibit 24.01

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.




                                        /s/ C. Michael Armstrong
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Alain J.P. Belda
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Kenneth J. Bialkin
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Kenneth T. Derr
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ John M. Deutch
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Keith W. Hughes
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Ann Dibble Jordan
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Robert I. Lipp
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Reuben Mark
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Michael T. Masin
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Dudley C. Mecum
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Richard D. Parsons
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Andrall E. Pearson
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Robert E. Rubin
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Franklin A. Thomas
                                        -----------------------------

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                                 CITIGROUP INC.


              KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, Todd S. Thomson, Charles O. Prince, III, Stephanie B. Mudick and John R. Dye, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2000, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              IN WITNESS WHEREOF, I have subscribed these presents as of January 16, 2001.



                                        /s/ Arthur Zankel
                                        -----------------------------